EFH Corp. Q2 2012 Investor Call July 31, 2012 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s natural gas hedging program could be affected by, among other things: changes in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not generally moving with natural gas prices; any decrease in market heat rates as the program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lenders under the commodity collateral posting facility to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Paul Keglevic Executive Vice President & CFO Financial and Operational Overview Q2 2012 Review Q&A

Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
Q2  11 vs. Q2 12; $ millions, after tax
1
Three months ended June 30
2
Items are noncash except for fees associated with TCEH debt amendment and extension transactions and 2011 income tax charge.
EFH Corp.
Adjusted (Non-GAAP) Operating Results - QTR
3
Factor Q2 11 Q2 12 Change
EFH Corp. GAAP net loss (705) (696) 9
Items excluded from adjusted (non-GAAP) operating results
2
(after tax):
Unrealized commodity-related mark-to-market net loss 45 395 350
Unrealized mark-to-market net loss on interest rate swaps 262 68 (194)
Debt extinguishment gains (16) - 16
Third-party fees associated with April 2011 TCEH amendment and extension transactions 64 - (64)
State income tax charge due to April 2011 TCEH amendment and extension transactions 13 - (13)
EFH Corp. adjusted (non-GAAP) operating loss (337) (233) 104
1

Consolidated: key drivers of the change in adjusted (non-GAAP) operating results
Q2 11 vs. Q2 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers - QTR
Description/Drivers
Than
Q2 11
Competitive Business¹:
Higher net margin from asset management and retail activities, including commodity hedging and economic backdown 56
Lower amortization of intangibles arising from purchase accounting 14
Higher nuclear generation due to effect of refueling outage in 2011, partially offset by outages at coal units 5
Higher fuel costs for coal and nuclear generation  (18)
Contribution margin     57
Lower depreciation reflecting increased useful lives and retirements of certain generation assets 18
Lower operating costs reflecting nuclear unit refueling outage in 2011, partially offset by higher coal unit maintenance and environmental spend in 2012 12
10
Lower retail bad debt expense primarily due to improved customer care processes
4
Higher net interest expense driven by higher average rates (10)
All other - net 2
Total change - Competitive Business 93
Regulated Business:
31
11
Higher consumption primarily due to hotter weather 4
Higher third party transmission fees (11)
Higher depreciation and amortization reflecting infrastructure investment (9)
Higher  operation  and  maintenance  expense  due  to  regulatory  asset  amortization  and  employee-related  costs (6)
Higher taxes other than income driven by increased property tax rates (3)
All other – net, primarily effective tax rate and noncontrolling interests (6)
Change in Regulated Business (~80% owned by EFH Corp.) 11
Total change in EFH Corp. adjusted (non-GAAP) operating results 104
1
Competitive Business consists of Competitive Electric segment and Corporate and Other. 4
Higher revenues from transmission cost recovery charges (largely offsets 3 rd
party transmission fees on an annual basis)
Higher net revenues reflecting transmission and distribution tariff increases, advanced meter surcharges and growth in points of delivery
Better (Worse)
Lower SG&A driven by employee related costs and retail marketing and related expenses

Consolidated: reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
YTD 11 vs. YTD 12; $ millions, after tax
1
2
3
EFH Corp.
Adjusted (Non-GAAP) Operating Results - YTD
5
Factor YTD 11 YTD 12 Change
EFH Corp. GAAP net loss (1,066) (1,000) 66
Items excluded from adjusted (non-GAAP) operating results (after tax)
2
:
Unrealized commodity-related mark-to-market net loss 248 493 245
Unrealized mark-to-market net (gain) loss on interest rate swaps 170 (6) (176)
Debt extinguishment gain (16) - 16
Third-party fees associated with April 2011 TCEH amendment and extension transactions 64 - (64)
Gain related to counterparty bankruptcy settlement (14) - 14
Income tax charges 13 - (13)
EFH Corp. adjusted (non-GAAP) operating loss (601) (513) 88
3
1
Six months ended June 30
Items are noncash except for fees associated with TCEH amendment and extension debt transactions, gain related to counterparty bankruptcy settlement and 2011 income tax charge.
YTD 2011 state income tax charges recorded as a result of TCEH amendment and extension transaction.

Description/Drivers
Better (Worse)
Than
YTD 11
Competitive Business:
Higher net margin from asset management and retail activities, including commodity hedging and economic backdown 74
Lower amortization of intangibles arising from purchase accounting 30
Higher nuclear generation due to effect of refueling outage in 2011, partially offset by outages at coal units 5
Higher fuel costs reflecting increased costs of purchased coal and related transportation and higher nuclear fuel amortization (24)
All other – net 5
Contribution margin     90
Lower depreciation reflecting increased useful lives and retirements of certain generation assets 39
Lower operating costs reflecting nuclear plant refueling outage in 2011, partially offset by higher coal unit maintenance and environmental spend in 2012 18
9
8
Higher net interest expense driven by higher rates (85)
Property damage claim and sales tax refund in 2011 (8)
Other - net (2)
Total change - Competitive Business 69
Regulated Business:
66
Higher revenues from transmission cost recovery charges (largely offsets 3 rd
party transmission fees on an annual basis) 43
Higher third party transmission fees (30)
Higher depreciation and amortization reflecting infrastructure investment (17)
Lower consumption primarily due to warmer weather (13)
(11)
Higher taxes other than income driven by higher property tax rates (6)
Higher net interest expense driven by increased borrowings (2)
(11)
Total change - Regulated Business (~80% owned by EFH Corp.) 19
Total change in EFH Corp. adjusted (non-GAAP) operating results 88
Consolidated key drivers of the change in adjusted (non-GAAP) operating results
YTD 11 vs. YTD 12; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - YTD
6
Lower retail bad debt expense primarily due to improved customer care processes
Lower SG&A driven by employee related costs and retail marketing and related expenses
Higher operation and maintenance expense due to regulatory asset amortization and employee-related and vegetation management costs
All other – net, primarily effective tax rate and noncontrolling interests
Higher net revenues reflecting transmission and distribution tariff increases, including advanced meter surcharges and growth in points of delivery

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
Q2 11 vs. Q2 12 and YTD 11 vs. YTD 12; $ millions
Q2 12
Q2 11
1,353
900
447
TCEH
Oncor
7
11%
YTD 12
YTD 11
2,583
1,734
833
10%
858
404
1,266
1,663
755
2,432
6%
4%
7%
5%
1
1
See Appendix for Regulation G reconciliations and definition.  Includes $4 million, $6 million, $14 million and $16 million in Q2 11, Q2 12, YTD 11 and YTD 12, respectively, of Corp.
& Other Adjusted EBITDA.
Q2 and YTD performance was largely driven by the same key drivers impacting adjusted (non-
GAAP) operating results.

Luminant Operational Results
8
Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
Q2 2012 Nuclear-Fueled Plant Results
Solid safety performance
Higher generation due to refueling
outage in Q2 2011
Top decile industry performance for
reliability and cost
Q2 2012 Coal-Fueled Plant Results
3.4 TWh lower generation due to more
outage days
1.2 TWh lower generation due to
increased economic backdown
Q2 12 Q2 11
4,384
9,590
YTD 11
YTD 12
10,497
5,159
31%
QTR
YTD 11
Q2 11
10,057
14,657
20,750
28,623
Q2 12
YTD 12
9%
YTD
18%
QTR
28%
YTD

9
Q2 2012 Results
Residential sales volumes declined
10.3% driven by milder weather and a
7.5% decrease in customer counts
Residential attrition rates improved
21.1% compared to Q2 2011
Lower SMB
1
and LCI
2
volumes
reflect competitive intensity and
focus on margin discipline
Bad debt expense decreased by
49.8% in Q2 12 compared to Q2 11
due to improved customer care
processes
TXU Energy Operational Results
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,603
1,578
1
SMB – small business
2
LCI - large commercial and industrial
3
Latest twelve months
YTD 11
SMB
1
LCI
2
Residential
Q2 11
11,890
22,858
Q2 11 Q1 12
7.5%
LTM3
10,791
6,833
5,046
3,251
1,806
2,937
Q2 12 Q2 12
1,578
1,706
1.6%
QTR
12,777
6,509
3,572
6,131
2,596
1,599
18,774
10,326
Q2 12
YTD 12
13.2%
QTR
17.9%
YTD

16,380
17,457
32,880 33,354
19,284
18,019
9,146
9,067
10
Oncor Operational Results
Electric energy billed volumes
4
; GWh
Q2 11
Q2 12
1 SMB
–
small business; LCI
–
large commercial and industrial
2 AMS – Advanced Metering System
3 CREZ – Competitive Renewable Energy Zone
4 On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters
5 Latest twelve months
Residential
SMB & LCI
1
3,189
3,225
1%
LTM 5
Electricity distribution points of delivery
End of period, thousands of meters
Q2 12 Q1 12
3,214 3,225
Q2 2012 Results
Higher Q2 2012 volumes principally
due to increased consumption;
lower YTD 2012 volumes due to
milder weather
Higher SMB & LCI
1
energy volumes
due to improved economy
Execution of AMS
2
plan – ~281,000
advanced meters installed during Q2
2012; over 2.8 million installed
through June 30, 2012
$1.204 billion spent on CREZ
3
through June 30, 2012; $305 million
spent YTD 2012
1%
YTD
7%
YTD
Q2 12
25,447
26,603
52,164
51,373
1%
QTR
Q2 11
YTD 11 YTD 12
7%
QTR

EFH Corp. Liquidity Management
As of June 30, 2012
11
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
1,051
3,116
EFH Corp. (excluding Oncor) available liquidity
As of 6/30/12; $ millions
3,013
2,054
1,869
185
1,062
81
866
1,063
Facility Limit LOCs/Cash Borrowings Availability
1
As of June 30 , the restricted cash totaled $947 million, after reduction for a $115 million letter of credit drawn in 2009 related to an office building financing. The restricted cash of $866 million supports letters of credit outstanding, leaving $81 million in available letter of credit facility.
th

EFH Corp. and TCEH continue to monitor capital market conditions for opportunities to ensure liquidity needs are met and to improve financial flexibility.

12 12 12
Commodity Prices
Commodity Units
Q2 11
Actual
Q2 12
Actual
YTD 11
Actual
YTD 12
Actual BOY 12E
NYMEX gas price $/MMBtu $4.35 $2.27 $4.26 $2.36 $2.96
HSC gas price $/MMBtu $4.32 $2.23 $4.21 $2.32 $2.93
7x24 market heat rate (HSC) MMBtu/MWh 8.08 10.93 8.72 10.47 15.05
North Hub 7x24 power price $/MWh $34.82 $24.31 $36.95 $23.88 $43.36
TCEH weighted avg. hedge
price
4
$/MMBtu $7.35 $7.32 $7.64 $7.39 $7.32
Gulf Coast ultra-low sulfur
diesel $/gallon $3.08 $2.94 $2.95 $3.05 $2.74
PRB 8400 coal $/ton $10.36 $6.67 $10.91 $7.48 $6.38
LIBOR interest rate
5
percent 0.42% 0.73% 0.44% 0.75% 0.73%
Commodity prices
Q2 11, Q2 12, YTD 11, YTD 12 and BOY 12E; mixed measures
1
2012 estimate based on average of monthly commodity prices as of 6/30/12 for July 2012 through December 2012.
2
The actual prices are computed based on settled Gas Daily prices for Henry Hub.
3
Actual prices based on ERCOT Nodal market clearing price for North Hub.
4
Weighted average prices in the TCEH natural gas hedging program. Based on NYMEX Henry Hub prices of forward natural gas sales positions in the hedging program
(excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
5
The index for the settled value is a 6-month LIBOR rate.

1
3

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13
Factor Measure 2012 2013 2014 Total or Avg.
3/31/12
Natural gas hedges mm MMBtu ~225 ~254 ~149 ~628
Wtd. avg. hedge price
1
$/MMBtu ~$7.32 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$2.50 ~$3.47 ~$3.96
Cum. MtM gain at 3/31/12
2
$ billions ~$1.4 ~$1.0 ~$0.6 ~$3.0
06/30/12
Natural gas hedges
3
mm MMBtu ~155 ~246 ~146 ~547
Wtd. avg. hedge price
1
$/MMBtu ~$7.32 ~$7.19 ~$7.80
Natural gas prices
4
$/MMBtu ~$2.96 ~$3.58 ~$3.95
Cum. MtM gain at 06/30/12
2
$ billions ~$0.8 ~$1.0 ~$0.6 ~$2.4
Q2 12 MtM (loss) gain $ billions ~($0.6) ~$0.0 ~$0.0 ~($0.6)
13
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
06/30/12 vs. 3/31/12; mixed measures, pre-tax
The value of the forward hedge program remained strong due to low natural gas prices
1
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the natural gas hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions). Where collars are reflected, sales price represents the approximate collar floor price. 3/31/12 prices for 2012 represent
April 1, 2012 through December 31, 2012 values and 6/30/12 prices for 2012 represent July 1, 2012 through December 31, 2012 values.
2
MtM values include the effects of all transactions in the natural gas hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 6/30/12, 2012 represents July 1, 2012 through December 31, 2012 volumes. Where collars are reflected, the volumes are estimated based on the notional position of the derivatives to provide protection against downward price movements.  The notional volumes for collars are approximately 150 million MMBtu, which correspond to a delta position of approximately 142 million MMBtu in 2014.
4
2012 represents the average of monthly forward prices for July 1, 2012 though December 31, 2012.

87
104
30
88
246
146
40
9
173
351
224
523
527
2012 2013 2014
14 14
TCEH Natural Gas Exposure
TCEH Natural Gas Position
12-14
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
Factor Measure 2012 2013 2014
Natural gas hedging program million MMBtu
~128             ~246 ~146
TXUE and LUME net positions million MMBtu ~87 ~30
Overall estimated percent of
total NG position hedged percent ~96% ~67% ~33%
TXUE and Luminant Net Positions
TCEH has hedged 96% of its estimated natural gas price exposure for 2012
Hedges Backed by CCP
1
As of 6/30/12.  Balance of 2012 is from August 1, 2012 to December 31, 2012.  Assumes conversion of electricity positions based on a ~8.5 heat rate with natural gas generally being on the margin ~70-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated). Estimated position reflects the impact of
Clean Air Interstate Rule (CAIR), which currently governs Luminant emissions.  Potential impacts of Cross-State Air Pollution Rule (CSAPR) following the outcome of the pending legal proceeding are not reflected.
2
Includes estimated retail/wholesale effects. Excludes any transactions associated with proprietary trading positions.
3
The 2014 position includes notional volume of approximately 150 million MMBtu costless collar with strikes of ~$7.80/MMBtu and ~$11.75/MMBtu for puts and calls respectively. The delta equivalent short position is ~142 million MMBtu.

2
~104

15 15 15
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
June 30, 2012 Change
BOY 12E Impact
$ millions
7X24 market heat rate (MMBtu/MWh)
2
~80 0.1 MMBtu/MWh ~3
NYMEX gas price ($/MMBtu) ~96 $1/MMBtu ~9
Diesel ($/gallon)
3
~100 $1/gallon ~0
Base coal ($/ton)
4
~95 $2/ton ~1
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~15
Retail operations BOY 2012
Residential contribution margin ($/MWh) 12 TWh $1/MWh ~12
Residential consumption 12 TWh 1% ~4
Business markets consumption 8 TWh 1% ~1
Impact on EFH Corp. Adjusted EBITDA
12E; mixed measures
The majority of 2012 commodity-related risks are significantly mitigated.
1
2012 estimate based on commodity positions as of 6/30/12 and reflecting the impact of CAIR, net of natural gas hedges and wholesale/retail effects. Potential impacts of CSAPR following the outcome of the pending legal proceeding are not reflected. Excludes gains and losses incurred prior to June 30, 2012.
2
Simplified representation of heat rate position in a single TWh position. Heat rate impacts are typically differentiated across plants and respective pricing periods: nuclear and coal-fueled plants generation (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub7x8).  Assumes conversion of electricity positions based on a ~8.5 market heat rate with natural gas generally being on the margin ~70-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
3
Includes positions related to fuel surcharge on rail transportation.

Excludes fuel surcharge on rail transportation.
1

$0.50
$0.75
$1.88
$1.79
$2.63
2nd Lien
1st Lien
Estimate as of June 30, 2012; $ billions
EFH / EFIH TCEH
1
1st Lien $0.50 $0.75
2
2nd Lien $1.29 $1.88
3
Total $1.79 $2.63
Estimated Secured Debt Capacity at EFH / EFIH and TCEH
2, 3
4
5
$1.29
1
1
The debt capacity numbers presented above are for informational purposes only and should not be relied upon in connection with any investment decision regarding the securities of EFH Corp.
or its subsidiaries. The amounts are estimates based on EFH Corp.'s current interpretation of the covenants set forth in its and its subsidiaries' applicable debt agreements and do not take into account exceptions in the agreements that may allow for the incurrence of additional secured debt, including, but not limited to, acquisition debt, coverage ratio debt, refinancing debt, capital leases and hedging obligations.  Moreover, such amounts could change from time to time as a result of, among other things, the termination of any debt agreement (or specific terms therein) or a change in the debt agreement that results from negotiations with new or existing lenders.  In addition, covenants included in agreements governing additional, future debt may impose greater or lesser restrictions on the incurrence of secured debt by EFH Corp. and its subsidiaries.  Consequently, the actual amount of senior secured debt that EFH Corp. and its subsidiaries are permitted to incur under their respective debt agreements could be materially different than the amounts provided above. EFH Corp. encourages you to review,  in consultation with your own advisors, its and its subsidiaries’ various debt agreements, which are on file with the SEC, in order to assess the ability and capacity of EFH Corp. and its subsidiaries to incur additional debt
(secured and unsecured) in the future.
2
EFH Corp. debt capacity reduced by any debt issued at EFIH and/or TCEH (other than indebtedness meeting the requirements of the refinancing carve-out).
3
EFIH debt capacity reduced by any debt issued at EFH Corp. and/or TCEH (other than indebtedness meeting the requirements of the refinancing carve-out).
4
Of this amount, $1.0B is permitted to be issued for cash (entire amount is permitted to be issued for exchanges).

TCEH is permitted to issue an unlimited amount of additional first-priority debt in order to refinance the first-priority debt outstanding under the TCEH Senior Secured Facilities.

17 Today’s Agenda Q&A Q&A Financial and Operational Overview Financial and Operational Overview Q2 2012 Review Q2 2012 Review John Young President & CEO

Cal 2012
Cal 2013
Cal 2014
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12

Cal 2012
Cal 2013
Cal 2014
16.00
15.00
14.00
13.00
12.00
11.00
10.00
9.00
8.00
7.00
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12

HSC Natural Gas Prices
$/MMBtu
ERCOT North Hub ATC (7x24) Heat Rate
MMBtu/MWh
Forward Natural Gas Prices and Heat Rates
Forward gas prices declined due to shale production and mild weather; heat rates have risen due to an expectation of tightening reserve margins and ERCOT / PUCT actions for resource adequacy
1
2
1
18
2
2
2014 prices became observable year-end 2011.
Calendar 2012 represents market price for the balance of the year. For example, Calendar 2012 for June 2012 represents prices from August through December.

1
ERCOT Capacity, Demand and Reserves (CDR) Summary, May 2012
2
Historical reserve margins based on projections for each year prior to summer peak season, based on the formula in effect at the time.
Resource Adequacy in ERCOT
3.8
13.9
14.3
9.8
6.9
6.5
'11 '12 '13 '14 '15 '16
Historical forecasts
2
Operating reserve on Aug. 3, 2011
May 2012 forecast
1
17.5
13.75% target reserve margin
(buffer against de-rates, forced
outages, wind variability, forecast
error, and weather related  spikes)
Current Market Activities:
Stakeholders have been actively working
with the PUCT and ERCOT to develop
several market enhancements:
– Mitigated the price dampening impact
of certain reliability services(e.g.,
established minimum offer floor
pricing)
– Took positive action to signal
regulatory support for prices indicative
of scarcity conditions
– Increased system-wide offer cap to
$4,500
Pending PUCT/ERCOT actions and
deliberations:
– Increase system-wide offer cap above
$4,500
– Brattle Group recommendations
published in June for other market
enhancements, including longer-term
policy options
ERCOT reserve margin
2011A-2016E; percent

20 Today’s Agenda Q&A Q&A Financial and Operational Overview Financial and Operational Overview Q2 2012 Review Q2 2012 Review EFH Corp. Senior Executive Team

21 Questions & Answers

22 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH Corp. uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with
GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments allowable under the EFH Corp. senior secured notes indenture.  Adjusted EBITDA plays an important role in respect of certain covenants contained in this indenture.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies. See EFH Corp.’s filings with the SEC for a detailed reconciliation of
EFH Corp.’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business Refers to the results of the Regulated Delivery segment, which consists largely of EFH Corp.’s investment in Oncor.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2011 and 2012
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
2
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
3
Includes certain incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
4
Primarily represents Sponsor Group management fees.
5
Includes third-party fees related to the amendment and extension of the TCEH Senior Secured Facilities and settlement of amounts due from a hedging/trading counterparty.
6
Reflects noncapital outage costs.
Factor Q2 11 Q2 12 YTD 11 YTD 12
Net loss (705) (696) (1,066) (1,000)
Income tax benefit (384) (403) (599) (583)
Interest expense and related charges 1,301 1,019 1,945 1,804
Depreciation and amortization 371 342 740 679
EBITDA 583 262 1,020 900
Adjustments to EBITDA (pre-tax):
Oncor distributions/dividends 16 33 32 69
Interest income - 1 (2) (1)
Amortization of nuclear fuel 32 41 69 83
Purchase accounting adjustments
1
88 20 138 41
Impairment and write-down of assets 1 - 1 1
Debt extinguishment gains (25) - (25) -
Equity in earnings of unconsolidated subsidiary (72) (84) (122) (141)
Unrealized net loss resulting from hedging and trading transactions 69 613 385 765
Noncash compensation expense
2
3 3 3 7
Severance expense 2 - 5 1
Transition and business optimization costs
3
9 10 14 19
Transaction and merger expenses
4
9 9 18 19
Restructuring and other
5
100 (3) 73 (4)
Expenses incurred to upgrade or expand a generation station
6
64 34 100 60
EFH Corp. Adjusted EBITDA per Incurrence Covenant 879 939 1,709 1,819
Add back Oncor adjustments 387 414 723 764
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,266 1,353 2,432 2,583

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2011 and 2012
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits  and gains on asset sales not recognized in net income due to purchase accounting.
2
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
3
Includes certain incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
4
Primarily represents Sponsor Group management fees.
5
Includes third-party fees related to the amendment and extension of the TCEH Senior Secured Facilities and settlement of amounts due from a hedging/trading counterparty.
6
Reflects noncapital outage costs.
7
Represents the annualization of the actual three months ended June 30, 2011 EBITDA results for Oak Grove 2. The TCEH senior secured facilities provide that upon achievement of 70%
average capacity factor the applicable unit’s EBITDA shall be included in the EBITDA calculation.
8
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
Factor Q2 11 Q2 12 YTD 11 YTD 12
Net loss (650) (645) (951) (883)
Income tax benefit (343) (334) (499) (449)
Interest expense and related charges 1,150 831 1,651 1,453
Depreciation and amortization 364 333 726 663
EBITDA 521 185 927 784
Adjustments to EBITDA (pre-tax):
Interest income (19) (9) (46) (26)
Amortization of nuclear fuel 32 41 69 83
Purchase accounting adjustments
1
77 12 115 21
Unrealized net loss resulting from hedging and trading transactions 69 613 385 765
Net loss attributable to noncontrolling interests - 1 - 1
EBITDA amount attributable to consolidated unrestricted subsidiaries (1) (2) (3) (4)
Corp. depreciation, interest and income tax expense included in SG&A 4 5 7 9
Noncash compensation expense
2
3 2 3 5
Severance expense 2 - 2 1
Transition and business optimization costs
3
9 10 15 19
Transaction and merger expenses 4 8 9 19 19
Restructuring and other
5
89 (1) 70 (3)
Expenses incurred to upgrade or expand a generation station 6 64 34 100 60
TCEH Adjusted EBITDA per Incurrence Covenant 858 900 1,663 1,734
Expenses related to unplanned generation station outages 33 23 91 49
Pro forma adjustment for Oak Grove 2 reaching 70% average capacity in Q2 2011 7 25 - 25 -
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant 8 - - 8 -
TCEH Adjusted EBITDA per Maintenance Covenant 916 923 1,787 1,783

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2011 and 2012
$ millions
Factor Q2 11 Q2 12 YTD 11 YTD 12
Net income 92 107 157 182
Income tax expense 58 72 98 121
Interest expense and related charges 88 92 177 183
Depreciation and amortization 178 192 350 376
EBITDA 416 463 782 862
Interest income (8) (12) (18) (21)
Purchase accounting adjustments (7) (6) (15) (12)
Transition and business optimization costs and other 3 2 6 4
Oncor Adjusted EBITDA 404 447 755 833
1